PROSPECTUS – OCTOBER 1, 2010, AS REVISED FEBRUARY 1, 2011

Individual Variable and Fixed Deferred Annuity Contract – Flexible Purchase Payments

INFLATION PROTECTOR VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 — Telephone (800) 523-0650

This prospectus describes an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), a Standard Death Benefit, and a Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider (“Rider”). The prospectus contains information that you (“Contract Owner”) should know before purchasing a Contract. Please read it carefully and save it for future reference. Please refer to the Glossary on page 5 for the definition of contract terms and the Rider Glossary on page 28 for the definition of terms specific to the Rider.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value will be based upon investment experience (see investment options on next page),

•

has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on Purchase Payments accumulated with an interest rate which will vary, but will never be less than a guaranteed minimum rate (guaranteed rate is determined at the issue of the Contract and stays the same for the life of the Contract);

•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your Beneficiary;

•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,

•

provides the Rider which includes a guaranteed minimum withdrawal benefit with an adjustment for increases in the inflation rate, as well as an enhanced death benefit guarantee (there is an additional charge for this Rider, and there are limitations on your investment options with the presence of the Rider).

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may be subject to a 10% additional federal income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the Contract Value. Your Purchase Payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

This prospectus is only valid in the state of New York.

You may obtain a Statement of Additional Information, dated October 1, 2010, as revised February 1, 2011, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and

Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and The Penn Mutual Life Insurance Company that you should know before investing.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Sub-adviser
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management Inc.
Large Cap Value Fund	Oppenheimer Funds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management LLC
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management Inc.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Allianz Global Investors Capital LLC
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
REIT Fund	Heitman Real Estate Securities LLC
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc.

A prospectus for each of these Funds accompanies this prospectus.

Your Contract includes the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider and therefore is subject to restrictions on allocations to and transfers among certain Subaccounts. For more information on the restrictions, see “Investment Options Under the Rider” in the Rider section of this prospectus.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative about the Contract’s features, benefits, risks and fees and whether the Contract is appropriate for you based upon your financial situation and objectives.

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period: A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit: A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Actual Age: True calendar age in exact years (including fractions).

Administrative Office: A reference to our Administrative Office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Nearest Birthday: Age rounded to nearest whole number of years.

Annuitant: The person upon whose life all annuity options, benefits and features are based.

Annuitization: The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date: The date on which annuity payments are scheduled to begin.

Annuity Payout Period: The period of time, starting on the Annuity Date, during which we make annuity payments to you.

Annuity Value: Contract Value at the time of Annuitization.

Beneficiary: The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The combination variable and fixed annuity contract described in this prospectus.

Contract Anniversary: Any subsequent anniversary date of the Contract Date.

Contract Date: The date the Contract is issued.

Contract Month: Time period between Contract Monthly Anniversaries. The first Contract Month runs from the Contract Date to the first Contract Monthly Anniversary, one month after the Contract Date.

Contract Owner: The person or entity that purchases the Contract and is entitled to exercise all of the ownership rights under the Contract.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value.

Contract Year: Time period between Contract Anniversaries. The first Contract Year runs from the Contract Date to the first Contract Anniversary.

Dollar Cost Averaging Options: The Fixed Dollar Cost Averaging Options and the Variable Dollar Cost Averaging Options available under the Contract that are used in conjunction with an election of the Dollar Cost Averaging program.

Fixed Account: The account under which amounts are held for the Contract under all Fixed Interest Account Options prior to the Annuity Date.

Fixed Account Value: The value of amounts held in all Fixed Interest Account Options of the Fixed Account under the Contract.

Fund: An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Initial Purchase Payment: Sum of all deposits made into the Contract on the Contract Date.

Interest Period: The period of time for which a Fixed Interest Account interest rate declared by the Company is guaranteed. The period begins on the first day of the calendar month in which allocation or transfer is made.

Monthly Anniversary: Monthly Anniversary is the same day of each month as the Contract Anniversary date; if there is no corresponding date in the month, the Monthly Anniversary date will be the last day of such month.

Proportional Reduction: A reduction to a death benefit or Rider benefit base for a withdrawal in excess of that provided for by the Contract or Rider that will reduce the base by the same percentage that the Contract Value was reduced as a result of the withdrawal. If your Contract Value is lower than your benefit base, the reduction will be greater than the dollar amount of the withdrawal.

Purchase Payment: Any deposit made into the Contract.

Qualified Plan: A retirement arrangement that receives special tax treatment under the Internal Revenue Code.

Quarterly Anniversary: Every third Monthly Anniversary after the Contract Date; if there is no corresponding date in the month, the Quarterly Anniversary date will be the last day of such month.

Required Minimum Distributions (RMDs): Required Minimum Distributions generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements (IRAs) must withdraw each year following the calendar year that he or she reaches 70  1/2 years of age.

Rider: Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider

Separate Account: Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount: A division of the Separate Account which holds shares of the Funds.

Subsequent Purchase Payment: Any deposit made into the Contract after the Contract Date.

The Company: The Penn Mutual Life Insurance Company.

Valuation Period: The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account: The account under which amounts are held for the Contract Owner under all Subaccounts of the Separate Account prior to the Annuity Date.

Variable Account Value: The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us: A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You: A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducteda.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn[b]

Transfer Fee	None[c]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40 [d]
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.50%
Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without Rider) (as a percentage of Variable Account Value)	1.65%
Maximum Rider Charges
Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider	2.00%[e]

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees and other expenses)	0.37%	2.21%

[a]	As of the date of this prospectus state premium taxes range from 0% - 5%.
[b]	The charge is based on duration of each purchase payment and decreases each year to zero in the fifth year as follows: first year – 8%; second year – 7%; third year – 6%; fourth year – 5%; fifth year and thereafter – 0%. See What Charges Do I Pay? in this prospectus.
[c]	The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion.
[d]	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $50,000.
[e]	The current annual charge for the Rider is 1.05% for either Single or Joint Life Guarantee and neither may be increased beyond the maximum of 2.00%. The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Fund Expenses	Fee Waivers		Net Fund Expenses
Money Market	0.17%	0.30%	0.09%	0.56%	—		—
Limited Maturity Bond	0.30%	0.30%	0.03%	0.63%	—		—
Quality Bond	0.32%	0.29%	0.04%	0.65%	—		—
High Yield Bond	0.50%	0.37%	0.00%	0.87%	—		—
Flexibly Managed	0.60%	0.25%	0.00%	0.85%	—		—
Balanced	0.00%	0.24%	0.45%	0.69%	0.07%	(2)	0.62%
Large Growth Stock	0.64%	0.33%	0.00%	0.97%	—		—
Large Cap Growth	0.55%	0.57%	0.00%	1.12%	0.12%	(2)	1.00%
Large Core Growth	0.56%	0.30%	0.00%	0.86%	—		—
Large Cap Value	0.60%	0.30%	0.01%	0.91%	—		—
Large Core Value	0.46%	0.29%	0.01%	0.76%	—		—
Index 500	0.07%	0.30%	0.00%	0.37%	—		—
Mid Cap Growth	0.70%	0.31%	0.00%	1.01%	0.01%	(2)	1.00%
Mid Cap Value	0.55%	0.30%	0.01%	0.86%	—		—
Mid Core Value	0.72%	0.48%	0.01%	1.21%	—		—
SMID Cap Growth	0.75%	0.66%	0.01%	1.42%	0.36%	(2)	1.06%
SMID Cap Value	0.95%	0.57%	0.00%	1.52%	0.38%	(2)	1.14%
Small Cap Growth	0.76%	0.35%	0.00%	1.11%	—		—
Small Cap Value	0.85%	0.32%	0.00%	1.17%	0.02%	(2)	1.15%
Small Cap Index	0.30%	1.71%	0.01%	2.02%	1.46%	(2)	0.56%
Developed International Index	0.30%	1.85%	0.00%	2.15%	1.56%	(2)	0.59%
International Equity	0.85%	0.42%	0.00%	1.27%	—		—
Emerging Markets Equity	1.18%	1.02%	0.01%	2.21%	—		—
REIT	0.66%	0.37%	0.01%	1.04%	—		—
Aggressive Allocation	0.10%	0.38%	0.84%	1.32%	0.15%	(2)	1.17%
Moderately Aggressive Allocation	0.10%	0.24%	0.79%	1.13%	0.01%	(2)	1.12%
Moderate Allocation	0.10%	0.23%	0.75%	1.08%	—		—
Moderately Conservative Allocation	0.10%	0.26%	0.67%	1.03%	0.03%	(2)	1.00%
Conservative Allocation	0.10%	0.28%	0.61%	0.99%	0.05%	(2)	0.94%

(1)	Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.
(2)	There is an agreement under which a portion of the Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of certain Funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired Fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying Funds. This agreement continues for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Balanced	0.62%
Large Cap Growth	1.00%
Mid Cap Growth	1.00%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Value	1.15%
Small Cap Index	0.55%
Developed International Index	0.59%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses, net of contractual waivers, if any.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have paid Maximum Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,299	$2,267	$2,880	$5,633
Assuming Minimum Total Annual Fund Expenses	$1,134	$1,789	$2,073	$4,246

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have paid Maximum Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$586	$1,743	$2,880	$5,633
Assuming Minimum Total Annual Fund Expenses	$407	$1,232	$2,073	$4,256

(3)	If you surrender your Contract at the end of the applicable time period and have paid current Single Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,214	$2,024	$2,473	$4,954
Assuming Minimum Total Annual Fund Expenses	$1,048	$1,531	$1,625	$3,410

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have paid current Single Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$494	$1,483	$2,473	$4,954
Assuming Minimum Total Annual Fund Expenses	$313	$956	$1,625	$3,410

(5)	If you surrender your Contract at the end of the applicable time period and have paid current Joint Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,214	$2,024	$2,473	$4,954
Assuming Minimum Total Annual Fund Expenses	$1,048	$1,531	$1,625	$3,410

(6)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have paid current Joint Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$494	$1,483	$2,473	$4,954
Assuming Minimum Total Annual Fund Expenses	$313	$956	$1,625	$3,410

FINANCIAL STATEMENTS

The consolidated financial statements of the Company and the financial statements of the Separate Account appear in the Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•

The income, gains and losses, whether or not realized, of the Separate Account are, in accordance with the Contract, credited to or charged against the Separate Account without regard to the other income, gains or losses of Penn Mutual.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds. There are limitations on the availability of these funds with the presence of the Rider.

Penn Series Funds, Inc.:

Money Market Fund — seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent with these objectives, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Limited Maturity Bond Fund — seeks highest available current income consistent with liquidity and low risk to principal through investment primarily in marketable investment grade debt securities; total return is secondary.

Quality Bond Fund — seeks the highest income over the long term consistent with the preservation of principal through investment primarily in marketable investment grade debt securities.

High Yield Bond Fund — seeks high current income by investing primarily in a diversified portfolio of long term high-yield/high-risk fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; high-yield/high-risk fixed income securities, which are commonly referred to as “junk” bonds, generally involve greater risks of loss of income and principal than higher rated securities.

Flexibly Managed Fund — seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

Balanced Fund — seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy.

Large Growth Stock Fund — seeks long-term growth of capital by investing primarily in common stocks of well established growth companies.

Large Cap Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing in equity securities of large capitalization growth companies with above-average growth potential.

Large Core Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies.

Large Cap Value Fund — seeks long-term capital growth primarily by investing in equity securities of companies believed to be undervalued.

Large Core Value Fund — seeks to achieve total return by investing primarily in value stocks of large capitalization companies and dividend-paying stocks.

Index 500 Fund — seeks total return (capital appreciation and income) which corresponds to that of the S&P 500 Index while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange; “S&P 500 Index” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.; the Fund is not sponsored, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Mid Cap Growth Fund — seeks to maximize capital appreciation by investing primarily in common stocks of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that have strong earnings growth potential.

Mid Cap Value Fund — seeks to achieve growth of capital by investing primarily in mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that are undervalued.

Mid Core Value Fund — seeks to achieve growth of capital by investing in equity securities of mid-cap companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index; the Fund seeks to invest in well-managed companies whose stock prices are undervalued.

SMID Cap Growth Fund — seeks to achieve long-term returns by investing primarily in common stocks of small and medium capitalization U.S. companies.

SMID Cap Value Fund — seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies.

Small Cap Growth Fund — seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.

Small Cap Value Fund — seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalizations in the range of those companies included in the Russell 2000 Value Index.

Small Cap Index Fund — seeks to replicate the returns and characteristics of a small cap index by investing at least 80% of its net assets in securities listed in the Russell 2000® Index.

Developed International Index Fund — seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.

International Equity Fund — seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities; the investments will consist principally of equity securities of European and Pacific Basin countries.

Emerging Markets Equity Fund — seeks to achieve capital appreciation by investing in equity securities located in emerging market countries.

REIT Fund — seeks to achieve a high total return consistent with reasonable investment risks by investing in equity securities of real estate investment trusts.

Aggressive Allocation Fund — seeks to achieve long-term capital growth by using a “fund-of-funds” strategy.

Moderately Aggressive Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderate Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderately Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Independence Capital Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Wells Capital Management Inc., San Francisco, California, is investment sub-adviser to the Large Core Growth and SMID Cap Growth Fund. Turner Investment Partners, Inc., Berwyn, Pennsylvania is sub-adviser to the Large Cap Growth Fund and Mid Cap Growth Fund. Neuberger Berman Management LLC, New York, New York, is investment sub-adviser to the Mid Cap Value Fund. Lord, Abbett & Co. LLC, Jersey City, New Jersey, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Heitman Real Estate Securities LLC, Chicago, Illinois, is investment sub-adviser to the REIT Fund. Allianz Global Investors Capital LLC, New York, New York, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management Inc., New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund. SSgA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. OppenheimerFunds, Inc., New York, New York, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and Statements of Additional Information.

Read the prospectuses of these Funds carefully before investing. You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-548-1119.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your Purchase Payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge and contract administration charge assessed against the Subaccount.

THE FIXED INTEREST ACCOUNTS

The Fixed Interest Accounts are part of the Company’s general investment account. Interests in the Fixed Interest Accounts are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Interest Accounts. Disclosure regarding the Fixed Interest Accounts, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS.

THE CONTRACT

Your Contract is an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

The Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

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the Fixed Interest Accounts. The Fixed Interest Accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNTS and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

The Contract includes a Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider. The Rider provides protection from equity market volatility and inflation by guaranteeing a Withdrawal Benefit Base that provides income for your lifetime or a minimum of twenty years, and allows the withdrawals under the Guarantee to grow with changes in inflation. The Rider also provides an Enhanced Death Benefit. There is an additional charge for this Rider, and your investment options will be limited under the Rider. See the RIDER section of this prospectus for more information.

You decide, within Contract limits,

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Subaccounts and/or the Fixed Interest Accounts into which your Purchase Payments are invested (subject to the limitations of the Rider);

•	whether or not to transfer money among the available Subaccounts and/or the Fixed Interest Accounts;

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay death benefits (subject to the limitations of the Rider if the Joint Guarantee is elected); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

Your Contract has

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

Your Rider has

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a Deferral Phase, during which your Contract Value will grow with investment performance and your Withdrawal Benefit Base may increase for the greater of investment performance or inflation each Contract Year. Withdrawals may be taken without initiating the Withdrawal Phase; and

•	a Withdrawal Phase, during which you may take guaranteed withdrawals under the terms of the Rider before an Annuity Payout Period may begin.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the New York State Insurance Department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material Contract amendment and mutual fund substitutions.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an individual retirement annuity (IRA) on a contributory and rollover basis. The Contract may be suitable for single participant qualified plans. It is not suitable for multi-participant qualified plans because it is an individual annuity, not a group Contract.

You may contact us by writing The Penn Mutual Life Insurance Company, Attn: Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first Purchase Payment, to our Administrative Office. All Subsequent Purchase Payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 101 Sabin Street, Pawtucket, RI 02860. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application. We hold your Initial Purchase Payment in a non-interest bearing account until it is applied to your Contract or returned to you.

Age Restrictions. You may purchase the Contract with the Rider as a Single or a Joint Life Guarantee. The Single Life Guarantee is available only if the Annuitant is between the ages of 45 and 80 on the Contract Date. The Joint Life Guarantee is available only if, on the Contract Date, the Annuitant is between the ages of 45 and 85, and the younger of the Annuitant and Joint Annuitant is between the ages of 45 and 80. Issue age is determined by Age Nearest Birthday.

Purchase Payment. A Purchase Payment is any deposit made into the Contract. The Initial Purchase Payment is the sum of all deposits made into the Contract on the Contract Date. Purchase Payments will be allocated to the Subaccounts of the Separate Account and to the Fixed Account as directed by the Contract Owner in the application for this Contract. Subsequent Purchase Payment is any deposit made into the Contract after the Contract Date. Subsequent Purchase Payments will be allocated, as specified in the allocation section of the application, to the Subaccounts of the Separate Account and to the Fixed Account unless the Contract Owner directs that the Purchase Payments be allocated otherwise. Purchase Payments applied to the Contract after issue may be made at any time without prior notice to the Company.

The minimum Initial Purchase Payment that we will accept is $10,000, with minimum Subsequent Purchase Payments of $1,000, although we may decide to accept lower amounts. We reserve the right to decline any Purchase Payment. We will accept up to $2 million in cumulative Purchase Payments per Annuitant or Contract Owner, across all Variable Annuity Contracts with Penn Mutual.

Annuity Payments

Annuitization. Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Rider may impose different annuitization and maturity processing requirements than described below. Please see the Rider section of this prospectus for more information.

Annuity Date. Annuity Date is the date on which annuity payments are scheduled to begin. Unless another Annuity Date was specified on the annuity application or requested by later written notification, the Annuity Date will be set to the latest maturity date allowed by state law, which is the later of (a) first Monthly Anniversary following the Annuitant’s (or the younger of the Annuitant and the Joint Annuitant) 90th birthday, or (b) 10th Contract Anniversary.

Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract.

You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.

On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. You must select an Annuity Option at least 30 days prior to the Annuity Date. In the event no response is received from you to the notification that an Annuity Option must be selected, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date allowed by the state. If the maximum maturity date has been reached, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Rider is in force on the Annuity Date, the default option depends on the state of the Rider features at the time (please, see “What Happens on the Annuity Date?” in the Rider section in this prospectus). If the Rider is not in force on the Annuity Date, the default option is a Life Annuity with Period Certain of 5 years.

What Types of Annuity Payments May I Choose?

On or after the first Contract Anniversary date, you may choose one of the following Fixed Annuity Options:

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Annuity for Specified Number of Years — Annuity payments will continue for a specified number of years, which may not be less than 5 nor more than 30. If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

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Life Annuity — Annuity payments will continue until the Annuitant’s death. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payment to any beneficiary.

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Life Annuity with Period Certain — Payments will be made for the lifetime of the Annuitant, with a guaranteed period of time. The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any beneficiary.

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Joint and Survivor Life Annuity — Payments will be made during the lifetimes of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any beneficiary.

•	Any other form of annuity that you and we may agree upon.

The size of your annuity payments will not change. The size of these payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, the Annuity Option cannot be changed.

Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.

Other Information. Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 5 years,

•	your annuity payments will generally start within 30 days of the Annuity Date,

•	payments under all options will be made to the Contract Owner or to the Annuitant at the direction of the Contract Owner,

•	your Contract may be subject to special annuitization and maturity processing requirements under the terms of the Rider included with your Contract.

You may change the Annuity Date or your Annuity Option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $2,000, we may pay you in a lump sum. We usually make annuity payments monthly, starting at least 30 days after the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

Your Contract includes a Standard Death Benefit as well as a Death Benefit Enhancement payable under the Rider. The Standard Death Benefit is described below. The Death Benefit Enhancement is paid upon the death of the Annuitant under a Single Life Guarantee or the last death of the Annuitant and the Joint Annuitant under a Joint Life Guarantee. Please see the Rider section for an explanation of the Death Benefit Enhancement.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

If you die before the Annuity Date and you are the Annuitant, we will pay your Beneficiary the Standard Death Benefit as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

Standard Death Benefit. The Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value; and

(2)	is the amount of the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

Example: please see Example 1 in Appendix A for the calculation of the Standard Death Benefit.

If you make a withdrawal at a time when the amount of the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.

If you die after the Annuity Date, upon receipt of due proof of death and other forms necessary to process the payment, we will pay your Beneficiary a death benefit according to the Annuity Option in force, only if the option provides a death benefit.

We generally pay the death benefit within seven days after we receive proof of death and all required information. The death benefit is payable to a Beneficiary.

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

Choosing a Lump Sum or Annuity. Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

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If the Beneficiary chooses a lump sum, he or she may ask to postpone payment of the lump sum for up to five years. However, an IRA Beneficiary has additional options. A spouse Beneficiary can assume ownership of the IRA and both a spouse and non-spouse Beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA. If the “beneficiary” or “stretch” option is selected, a new Penn Mutual Contract is purchased or a new stretch/beneficiary arrangement can be established.

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If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

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If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

Exchange of Contract by Surviving Spouse. If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. The surviving spouse may exchange this Contract for a new Contract of the same form or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Annuitant; and (b) list the date of the exchange as the new Contract Date.

Riders on exchanged Contracts are only available with the approval of the Company. Exchange shall not be treated as a withdrawal under the terms of the Contingent Deferred Sale Charge provision of this Contract. Purchase Payments to a Contract established as a result of an Exchange of Contract by a surviving spouse provision shall not be treated as a Purchase Payment under the terms of the Contingent Deferred Sales Charge provision of the Contract.

If there is more than one surviving Beneficiary, they must direct their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity Option.

For information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Fixed Interest Accounts?

Transfer Limits. Notwithstanding any other provision of this Contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Asset Rebalancing programs will not count against this limit.

You may transfer your Contract Value among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

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You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to investment option limitations under the Rider while the Rider is in force.

General Rules. Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The transfer fee would not exceed $20.

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

The Contract may be subject to investment allocation restrictions according to the terms of the Rider, which limit your right to request transfers between Subaccounts. Please, refer to the Rider section for details.

Frequent Trading Risks. We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, or Beneficiaries of any variable annuity contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance–dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by Contract Owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies. We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any Purchase Payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging. Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate money to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. The minimum transfer amount to each Subaccount is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the variable Subaccounts based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you).

Fixed Dollar Cost Averaging Options. Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such payments are subject to the Contract minimums for Initial and Subsequent Purchase Payments. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS for details.

Variable Dollar Cost Averaging Options. Dollar Cost Averaging may also be done from one of the following Subaccounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Subaccount. Such payments are subject to the Contract minimums for Initial and Subsequent Purchase Payments. The available periods under the Variable Dollar Cost Averaging Options are from at least 12 months up to 60 months.

Automatic Asset Rebalancing. Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect Automatic Asset Rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after Annuitization. There is no charge for Dollar Cost Averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See WHAT CHARGES DO I PAY – Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

•	The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500.

•	You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in the Subaccount from which the withdrawal is made is at least $250.

•	If you make a full withdrawal, the Contract will be terminated.

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If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Accounts beginning with the Fixed Interest Account with the shortest Interest Period. Within a Fixed Interest Account, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Systematic Withdrawals. If you have not exhausted your Free Withdrawal Amount in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semiannual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following at least 30 days after we receive your request. Please note that no confirmations will be sent on systematic withdrawals. They will, however, be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

In the Contract Year when the Systematic Withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next Contract Anniversary. Systematic Withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

Once Systematic Withdrawals are initiated, you must send us a written notice to stop the Systematic Withdrawals or to change the amount or the mode of the withdrawals. The Systematic Withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon notice from the Contract Owner. Systematic Withdrawals will be subject to Contingent Deferred Sales Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of Free Amount withdrawn and the point at which Contingent Deferred Sales Charges will be assessed for additional withdrawals.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges. These charges reimburse us for administering the Contract and the Separate Account.

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We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of the Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $50,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

Mortality and Expense Risk Charge. We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.50%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts.

Contingent Deferred Sales Charge. This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw an amount in excess of the Free Withdrawal Amount as described in the next subsection. We will apply the following schedule of contingent deferred sales charges to all withdrawals (including withdrawals guaranteed under the Rider), which are not Free Withdrawals as described in the next subsection.

Number of full Contract Years since Purchase Payment	Applicable Charge
0	8%
1	7%
2	6%
3	5%
4+	0%

Purchase Payments will be treated as withdrawn and any contingent deferred sales charge will be assessed on a first-in, first-out basis. Purchase Payments are treated as withdrawn before gains from market appreciation or interest are withdrawn from the Contract.

There will be no contingent deferred sales charge on amounts withdrawn that exceed the total Purchase Payments of the Contract (i.e., earnings will not be subject to contingent deferred sales charge). The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date.

Free Withdrawals. The following withdrawals may be made free of the contingent deferred sales charge:

(a)	Four-Year-Old Purchase Payments. You may withdraw any Purchase Payment that was made more than four years before the withdrawal without incurring a contingent deferred sales charge.

(b)	Withdrawals up to 10% of Purchase Payments. If any Purchase Payment is less than four years old, you may withdraw up to 10% of your total purchase payments in a Contract Year without incurring a contingent deferred sales charge (the “Free Withdrawal Amount”). The amount available for a free withdrawal at any point in time during a Contract Year is 10% of all purchase payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount will be applied to Purchase Payments on a first-in, first-out basis. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the Purchase Payments so withdrawn on a first-in, first-out basis.

(c)

Medically Related Withdrawal. Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

(d)	Disability Related Withdrawal. You may withdraw, without incurring a contingent deferred sales charge, part or all of your Contract Value if you (you or the Annuitant for qualified contracts) become totally disabled as defined in the Contract.

(e)	Required Minimum Distributions. There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Internal Revenue Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contact Year as you receive RMD payments, these withdrawals with be subject to any applicable contingent deferred sales charge. During any given Contact Year, you are entitled to receive, free of contingent deferred sales charge, the entire Required Minimum Distribution Amount, of the entire Free Withdrawal Amount, whichever is greater, but not both. Please see Example 6 for more details.

Rider Charges. Your Contract includes the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider. The charges for the Rider are deducted quarterly. If you make a full surrender of your Contract before the charges for the Rider have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges.

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base, as of the first of each month, over the quarter. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts of the Variable Account, pro-rated for the fund allocation at the time of deduction. The current effective annual charge for the Rider is 1.05% for either Single or Joint Life Guarantee. This annual charge may not be increased beyond a maximum of 2.00%.

If an automatic Step-Up in the Withdrawal Benefit Base is scheduled to occur, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The current charge will not exceed the Maximum Rider Charge of 2.00%, and the increase to the charge may not be greater than 0.50%. The Contract Owner can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following Contract Anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.

We will deduct any accrued but uncollected Rider Charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No Rider Charge will be imposed upon Annuitization.

Underlying Fund Charges. The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see EXPENSES in this prospectus and the fee table in the Fund’s prospectus.

Premium Taxes. Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on purchase payments range from 0% to 5%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH INFLATION ADJUSTMENT RIDER

Your Contract includes the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider (the “Rider”) for an additional Rider Charge which includes the following enhancements to your Contract. A Glossary of terms associated with the Rider is located on page 28.

1)	Inflation Living Benefit Guarantee – this Living Benefit Guarantee provides for a guaranteed minimum withdrawal benefit adjusted for Inflation Increases and market Step-Ups. The Contract accumulates a Withdrawal Benefit Base during the Deferral Phase of the Rider until withdrawals under the Living Benefit Guarantee are exercised. This Withdrawal Benefit Base then provides a Guaranteed Annual Withdrawal Amount under the following conditions:

•

If the Living Benefit Guarantee is exercised between the ages of 59 1/2 and 64 1/2, you receive the Standard Withdrawal Option. This Option provides income guaranteed at 5% of the Withdrawal Benefit Base until the Withdrawal Benefit Base has been returned to you (usually 20 years – this withdrawal benefit may not continue for your lifetime). The Guaranteed Annual Withdrawal Amount will be adjusted for Inflation Increases and Step-Ups.

•

If the Living Benefit Guarantee is exercised on or after age 64 1/2, you receive the Lifetime Withdrawal Option. The Lifetime Option provides income guaranteed at a percentage of the Withdrawal Benefit Base that varies with age at the time this option is selected. Payments will be made for the lifetime of the Annuitant or later of Annuitant and Joint Annuitant (in case of a Joint Life Guarantee). The Guaranteed Annual Withdrawal Amount will be adjusted for Inflation Increases and Step-Ups.

Age is based on the younger of the Annuitant and Joint Annuitant for a Joint Life Guarantee.

2)	Enhanced Death Benefit – the Enhanced Death Benefit provides that the Company will pay to a Beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a Death Benefit Enhancement in addition to the Standard Death Benefit provided in your Contract.

This Rider is appropriate for someone who is seeking guaranteed income which grows with inflation, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value. If you would like to start withdrawals at an earlier age, you will benefit from the Standard Withdrawal Option, which is available between the ages of 59 1/2 and 64 1/2, and will provide you with supplemental income for at least 20 years. If you start withdrawals after the age of 64 1/2, you will benefit from the Lifetime Withdrawal Option, which offers withdrawal percentages up to 5% (increasing with age).

The Rider will be included when you purchase of the Inflation Protector Variable Annuity Contract.

The Contract can be purchased with the Rider as a Single or a Joint Life Guarantee. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant. The Joint Life Guarantee permits Joint Annuitants, but does not allow joint ownership of the Contract. The Joint Annuitant must be the Annuitant’s spouse and also the Contract Owner’s primary Beneficiary (unless the Rider is changed to a Single Life

Guarantee before the Living Benefit Guarantee is exercised). You may purchase the Contract and the Rider as a Single Life Guarantee only if the Annuitant is between the ages of 45 and 80 on the Contract Date. The Joint Life Guarantee is available only if, on the Contract Date, the Annuitant is between the ages of 45 and 85 and the younger of the Annuitant and Joint Annuitant is between the ages of 45 and 80. Issue age is determined by Age Nearest Birthday. All features and benefits under the Joint Life Guarantee are measured using the age of the younger of the Annuitant and Joint Annuitant, and payable until the last survivor of the Annuitant and Joint Annuitant.

Important information to note about the Rider:

–	The Rider will be included when you purchase the Inflation Protector Variable Annuity. The Rider provides various benefits described in this prospectus and there is an additional charge for the Rider. If you do not wish to have the Rider attached to your Contract, you should consider a different product.

–	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

–	All withdrawals, including the withdrawals made while the Rider is in effect, reduce your Contract Value and death benefit.

–	All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), contingent deferred sales charges will apply (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

–	Your Contract is subject to limitations on your Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

–	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

Rider Glossary

Deferral Phase: The period prior to the exercise of withdrawals under the Living Benefit Guarantee (Standard or Lifetime Withdrawal Option).

Early Access Withdrawal Option: An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase.

Enhanced Death Benefit: Enhancement to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.

Excess Withdrawal: Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount.

Guaranteed Annual Withdrawal Amount: The guaranteed annual amount you may withdraw under the Rider based on the applicable Living Benefit Guarantee Withdrawal Option.

Inflation Factor: The percentage growth applied to the average Withdrawal Benefit Base to determine the Inflation Increase.

Inflation Increase: The dollar amount added to the Withdrawal Benefit Base on Contract Anniversary due to changes in inflation.

Inflation Increase Period: The period for which the Inflation Increases apply under the Lifetime Withdrawal Option.

Joint Annuitant: Person other than the Annuitant (as designated in the Contract) on whose age/lifetime the features and benefits of the Rider are also based.

Lifetime Withdrawal Option: The Living Benefit Guarantee Withdrawal Option available once the Annuitant, or younger of Annuitant and Joint Annuitant if Joint Life Guarantee, reaches age 64 1/2.

Lifetime Withdrawal Rate: The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Option.

Standard Annual Reduction: The maximum amount by which the Standard Withdrawal Benefit Balance will decline under the Standard Withdrawal Option if annual withdrawals do not exceed the Guaranteed Annual Withdrawal Amount.

Standard Withdrawal Benefit Balance: The guaranteed benefit amount remaining under the Standard Withdrawal Option of the Living Benefit Guarantee.

Standard Withdrawal Option: The Living Benefit Guarantee Withdrawal Option available while the Annuitant, or younger of Annuitant and Joint Annuitant if Joint Life Guarantee, is between the ages of 59 1/2 and 64 1/2 in the Deferral Phase.

Standard Withdrawal Rate: The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Option.

Step-Up: An increase in the Withdrawal Benefit Base or the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value, determined on Contract Anniversary (after the Inflation Increase has been applied).

Withdrawal Benefit Base: The amount used to determine the Guaranteed Annual Withdrawal Amount under the Living Benefit Guarantee.

Withdrawal Phase: The period during which withdrawals are taken under the Living Benefit Guarantee (Standard or Lifetime Withdrawal Option).

Contract Phases under the Rider

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

The Annuity Payout Period may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see “What Happens if my Withdrawal Benefit Base or my Contract Value Reduces to Zero?” and “What Happens on the Annuity Date?”

I	Deferral Phase

The period prior to the exercise of withdrawals under the Living Benefit Guarantee is called the Deferral Phase. The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)

Living Benefit Guarantee is exercised (not available before age 59 1/2 is attained by the Annuitant or the younger of the Annuitant and Joint Annuitant for a Joint Life Guarantee – please see “Withdrawal Phase – Living Benefit Guarantee” section for more details),

(b)	Actual Age 90 is attained by the Annuitant or the younger of the Annuitant and Joint Annuitant for Joint Life Guarantee and the Contract enters the Annuity Payout Period (please see “What Happens on the Annuity Date?” section for more details),

(c)	Contract Value is reduced to zero (please see “What Happens if my Withdrawal Benefit Base or my Contract Value Reduces to Zero?” section for more details).

II	Withdrawal Phase

The period during which withdrawals are taken under the Living Benefit Guarantee is called the Withdrawal Phase. The Withdrawal Phase begins when the Living Benefit Guarantee is exercised and may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Depending on the age of the Annuitant (younger Annuitant if there is a Joint Life Guarantee) at the time the Living Benefit Guarantee is exercised, you will receive either the Standard Withdrawal Option or the Lifetime Withdrawal Option. If you wait until the age of 59 1/2, you will be eligible for a Standard Withdrawal Option. If you wait until the age of 64 1/2, you will become eligible for a Lifetime Withdrawal Option.

Available Withdrawal Options under the Rider

In the Deferral Phase of the Rider and prior to the Annuity Payout Period of the Contract, withdrawals may be taken that do not initiate the Withdrawal Phase of the Rider. This is called the Early Access Withdrawal Option. Please see “Deferral Phase – Early Access Withdrawal Option” for details.

In the Withdrawal Phase, withdrawals may be taken through one of the Living Benefit Guarantee Withdrawal Options: the Standard Withdrawal Option or the Lifetime Withdrawal Option. The available Living Benefit Guarantee Withdrawal Option depends on the age of Annuitant (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee). Please see “Withdrawal Phase – Living Benefit Guarantee” for details.

Regardless of the Contract Phase, surrender charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see What Charges Do I Pay?—Contingent Deferred Sales Charge for details.

Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Living Benefit Guarantee. It can grow due to an Inflation Increase, Step-Ups, or Subsequent Purchase Payments and decreases for Early Access Withdrawals taken in the Deferral Phase. In the Withdrawal Phase, the Withdrawal Benefit Base is used to determine the Guaranteed Annual Withdrawal Amount.

How is the Withdrawal Benefit Base determined?

On the Contract Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received.

After the Contract Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. Each year on the Contract Anniversary until age 90 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), an Inflation Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step-Up opportunity (see below for details on the Inflation Increase calculation and Step-Up evaluation).

At the time the Living Benefit Guarantee Withdrawal Option is exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value. The Guaranteed Annual Withdrawal Amount and/or the Standard Annual Reduction will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, the Withdrawal Benefit Base is determined based on the Living Benefit Guarantee Withdrawal Option exercised.

Withdrawal Benefit Base with Standard Withdrawal Option

In the Withdrawal Phase under the Standard Withdrawal Option, each year (on the Contract Anniversary), an Inflation Increase may be credited to the Withdrawal Benefit Base, followed by evaluation for a Step-Up opportunity (Step-Ups apply through age 90).

Withdrawal Benefit Base with Lifetime Withdrawal Option

In the Withdrawal Phase under the Lifetime Withdrawal Option, each year (on the Contract Anniversary), an Inflation Increase may be credited to the Withdrawal Benefit Base until the Inflation Increase Period expires, followed by evaluation for a Step-Up opportunity (Step-Ups apply through age 90).

How is the Withdrawal Benefit Base adjusted for Subsequent Purchase Payments?

During the Deferral Phase, Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.

Inflation Increase to Withdrawal Benefit Base.

On each Contract Anniversary, if the Withdrawal Benefit Base is greater than zero, the Company may credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase equals the Inflation Factor multiplied by the average Withdrawal Benefit Base.

Inflation Factor. Inflation Factor is calculated based on the non-seasonally adjusted Consumer Price Index for All Urban Consumers (CPI-U). If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

CPI-U. The Consumer Price Index for All Urban Consumers (CPI-U) is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one-month lag. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. It represents about 87% of the total U.S. population, counting almost all residents of urban and metropolitan areas. The CPI-U, or “headline inflation,” is the most comprehensive and widely used inflation measurement. Unlike the widely utilized core inflation, CPI-U includes goods with high price volatility such as food and energy.

The Inflation Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula below such that the Inflation Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U value from the month of January of the current year, published in February, and the CPI-U value from the month of January of the prior year, published in February of the prior year, for (1) and (2) under (a) below.

The Inflation Factor equals the ratio of (a) to (b), where:

(a)	is the difference between (1) and (2), where:

(1)	is the CPI-U released in the previous month (most recent release); and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The resulting Inflation Factor will be rounded to 4 decimal points, and will never be less than 0.00% or more than 4.00%.

Average Withdrawal Benefit Base. Average Withdrawal Benefit Base is used to calculate the annual Inflation Increase. Average Withdrawal Benefit Base is the average monthly value of the Withdrawal Benefit Base over the previous twelve months.

Inflation Increase Period (Lifetime Withdrawal Option only). In the Withdrawal Phase, under the Lifetime Withdrawal Option, Inflation Increases are only available until the Inflation Increase Period expires. The Inflation Increase Period will continue for as long as your Contract Value is greater than zero prior to age 90. If, at some point, your Contract Value goes to zero, the Inflation Increase Period will expire on the earlier of (1) and (2) where:

(1)	is Actual Age 90 of the Annuitant (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), and

(2)	is the 20th Contract Anniversary since the later of (a) and (b) where

(a)	is the Contract Year in which the lifetime withdrawals began, and

(b)	is the most recent Step-Up.

Inflation Increases are not limited under the Standard Withdrawal Option.

Automatic Annual Step-Up of Withdrawal Benefit Base

On each Contract Anniversary until age 90, after the Inflation Increase has been applied, your Withdrawal Benefit Base will be evaluated for Step-Up opportunity. At this time, if the Contract Value is greater than the Withdrawal Benefit Base (after Inflation Increase), then the Withdrawal Benefit Base will automatically be increased to the Contract Value. In addition, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased under the Lifetime Withdrawal Option (see Lifetime Withdrawal Rates after Step-Up under “Lifetime Withdrawal Option” below). Under the Standard Withdrawal Option, the Standard Annual Reduction will be reset to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base after the Step-Up.

Additional Notes for the Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

Deferral Phase — Early Access Withdrawal Option

Withdrawal Option in the Deferral Phase

You are permitted to take a withdrawal during the Deferral Phase of the Rider under the Early Access Withdrawal Option. Such a withdrawal does not initiate the Living Benefit Guarantee. To keep the Contract in the Deferral Phase, at the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

Important Note: If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you have reached the age of 59 1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), your Living Benefit Guarantee will be exercised, and the Contract will move into the Withdrawal Phase.

Withdrawal in the Deferral Phase before age 59 1/2. By default, if a withdrawal is requested before age 59 1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee ), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or systematically, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise an available Living Benefit Guarantee Withdrawal Option. There may be tax implications to taking withdrawals prior to age 59 1/2. See FEDERAL INCOME TAX CONSIDERATIONS in this prospectus for more information.

Withdrawal in the Deferral Phase and Section 72 (q) or 72 (t) Distributions

If you wish to take withdrawals under the IRS Code sections 72(q) or 72 (t) (prior to age 59 1/2), you may do so systematically and each withdrawal will be treated as an Early Access Withdrawal. The Contract will remain in the Deferral Phase.

Withdrawal in the Deferral Phase after age 59 1/2. By default, if you request a withdrawal after the age of 59 1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), your Living Benefit Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must indicate to the Company that you are requesting to take an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee Withdrawal Option available to you (Standard or Lifetime Withdrawal Option).

Impact of Early Access Withdrawal on Withdrawal Benefit Base:

Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the withdrawal amount

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the withdrawal

(2)	is the Contract Value just prior to the withdrawal

Withdrawal Phase — Living Benefit Guarantee

Living Benefit Guarantee

If the Annuitant (or the younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee) has reached the age of 59 1/2, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase. Your Living Benefit Guarantee provides for a Guaranteed Annual Withdrawal Amount, which is adjusted for inflation and Contract Value growth. Depending on the age at which you enter the Withdrawal Phase, payment can be received either until the Standard Withdrawal Benefit Balance is depleted or for the Annuitant’s lifetime (for the lifetime of the last surviving Annuitant for a Joint Life Guarantee).

Withdrawal Options under the Living Benefit Guarantee

There are two Living Benefit Guarantee Withdrawal Options in the Withdrawal Phase: the Standard Withdrawal Option and the Lifetime Withdrawal Option.

The Actual Age of the Annuitant (referred to as “age” later in this section), or the younger of the Annuitant or Joint Annuitant if Joint Life Guarantee, at the time you enter the Withdrawal Phase determines whether you receive the Standard or the Lifetime Withdrawal Option.

Standard Withdrawal Option is only available if the age at the time you enter the Withdrawal Phase is greater than or equal to 59 1/2 but less than 64 1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee). If you start withdrawals between the ages of 59 1/2 and 64 1/2, you will automatically be entered into the Standard Withdrawal Option.

Lifetime Withdrawal Option is only available if the age at the time you enter the Withdrawal Phase is greater than or equal to 64 1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee). If you start withdrawals after the age of 64 1/2, you will automatically be entered into the Lifetime Withdrawal Option.

Standard Withdrawal Option

Under the Standard Withdrawal Option, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount until the Standard Withdrawal Benefit Balance is depleted. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Rider Termination” section for more details).

The Standard Withdrawal Option does not provide a lifetime benefit. The Standard Withdrawal Benefit Balance cannot be withdrawn in a lump sum and is not payable as a death benefit.

Guaranteed Annual Withdrawal Amount. You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

Standard Withdrawal Rate. The Standard Withdrawal Rate is used to determine the Guaranteed Annual Withdrawal Amount. The current Standard Withdrawal Rate is 5% and will remain the same for the life of your Contract. The number of years your Living Benefit Guarantee will last is determined by the Standard Withdrawal Rate. For example, under the current Standard Withdrawal Rate of 5%, your Living Benefit Guarantee will last for at least 20 years, assuming you do not take Excess Withdrawals in any Contract Year.

Standard Withdrawal Benefit Balance. The Standard Withdrawal Benefit Balance is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Option, and is set equal to the Withdrawal Benefit Base at this time. Withdrawals can be taken up to the Guaranteed Annual Withdrawal Amount until the

Standard Withdrawal Benefit Balance is depleted. However, even if the Guaranteed Annual Withdrawal Amount is increased due to an Inflation Increase to the Withdrawal Benefit Base, any withdrawals in a year greater than the Standard Annual Reduction, as described below, but less than the Guaranteed Annual Withdrawal Amount, will not reduce the Standard Withdrawal Benefit Balance. This ensures that increasing Guaranteed Annual Withdrawal Amounts due to inflation do not adversely affect the guarantee.

Standard Annual Reduction. The Standard Annual Reduction is the maximum amount by which the Standard Withdrawal Benefit Balance is reduced when a withdrawal up to the Guaranteed Annual Withdrawal Amount is taken. The Standard Annual Reduction is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Option. At this time, it is set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base and will initially be equal to the Guaranteed Annual Withdrawal Amount. While the Guaranteed Annual Withdrawal Amount may increase thereafter as a result of any Inflation Increases, the Standard Annual Reduction will not. The Standard Annual Reduction will increase upon Step-Up of the Withdrawal Benefit Base to the Contract Value on any subsequent Contract Anniversary, and may decrease as a result of Excess Withdrawals.

Effects of Withdrawals on Standard Withdrawal Benefit Balance. During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

–	For as long as cumulative withdrawals in the Contract Year are less than or equal to the Standard Annual Reduction, the Standard Withdrawal Benefit Balance will be reduced dollar-for-dollar for the withdrawal amount taken, up to the Standard Annual Reduction. Please refer to Example 2 in Appendix A: Scenario 1 — Contact Months 1 through 5.

–	The Standard Withdrawal Benefit Balance will not be reduced for amounts withdrawn in excess of the Standard Annual Reduction when cumulative withdrawals in the Contract Year exceed the Standard Annual Reduction but are less than or equal to the Guaranteed Annual Withdrawal Amount. Please refer to Example 2 in Appendix A: Scenario 1 — Contact Months 6 through 10.

–	If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken. Please refer to Example 2 in Appendix A: Scenario 1 — Contact Months 11 and 12.

Excess Withdrawal Amount, as applicable to any individual withdrawal, is calculated as follows:

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount

Effects of Excess Withdrawals on Standard Withdrawal Benefit Balance. At any time an Excess Withdrawal is taken, your Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount,

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the difference between (i) and (ii) where:

(i)	is the Standard Withdrawal Benefit Balance just prior to the withdrawal, and

(ii)	is the remaining portion of Standard Annual Reduction

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value just prior to the withdrawal, and

(ii)	is the remaining portion of Guaranteed Annual Withdrawal Amount

Effects of Withdrawals on Withdrawal Benefit Base. During each Contract Year, your Withdrawal Benefit Base will be reduced for withdrawals as follows:

–	Withdrawal Benefit Base will not be reduced when cumulative withdrawals in a Contract Year are less than or equal to the Guaranteed Annual Withdrawal Amount,

–	Withdrawal Benefit Base will be reduced proportionately for any Excess Withdrawals.

Effects of Excess Withdrawals on Withdrawal Benefit Base. At any time an Excess Withdrawal is taken, your Withdrawal Benefit Base will be reduced by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount,

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value just prior to the Withdrawal, and

(ii)	is the remaining portion of the Guaranteed Annual Withdrawal Amount

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the next Contract Anniversary.

Example: See Example 2 in Appendix A for an Excess Withdrawal example.

Standard Withdrawal Benefit Balance Less Than Standard Annual Reduction. Your Guaranteed Annual Withdrawal Amount is recalculated every Contract Anniversary as the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. In the final year the guarantee is active (i.e. Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, your Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, and is calculated according to the following process:

1)	Every Contract Anniversary, your Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, you may be entering the final year of the guarantee, and your Guaranteed Annual Withdrawal Amount will be reduced.

2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of the Standard Withdrawal Benefit Balance at the start of the final year of the guarantee to the Standard Annual Reduction at the start of the final year of the guarantee.

3)	The reduced Guaranteed Annual Withdrawal Amount in the final year of the guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Example: See Example 3 in Appendix A for a calculation of the Guaranteed Annual Withdrawal Amount in the final year.

What happens when the Standard Withdrawal Benefit Balance is depleted?

On the Contract Anniversary following the depletion of the Standard Withdrawal Benefit Balance, if there is still Contract Value, the Withdrawal Benefit Base will be reset to the Contract Value, the Standard Withdrawal Benefit Balance will be re-established, and the Standard Withdrawal Option Guarantee will restart at a new Guaranteed Annual Withdrawal Amount. If you do not wish to restart the guarantee, you may notify us in writing that you wish to terminate the Rider (please see additional information under “Rider Termination”). If there is no Contract Value remaining, the Contract will terminate.

Lifetime Withdrawal Option

Under the Lifetime Withdrawal Option, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Annuitant or the Joint Annuitant (if a Joint Life Guarantee).

Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Rider Termination” section for more details).

Guaranteed Annual Withdrawal Amount. You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

Lifetime Withdrawal Rate. The Age-Banded Lifetime Withdrawal Rate is shown in the table below. For a Single Life Guarantee, the Age-Banded Lifetime Withdrawal Rate is determined by the Actual Age of the Annuitant at the time you exercise the Living Benefit Guarantee. For a Joint Life Guarantee, the Age-Banded Lifetime Withdrawal Rate is based on the Actual Age of the younger of the Annuitant or Joint Annuitant at the time you exercise the Living Benefit Guarantee (referred to as “age” or “Actual Age” in the section below).

Age-Banded Lifetime Withdrawal Rates:

Actual Age at the start of Withdrawal Phase	Age-Banded Lifetime Withdrawal Rate — Single Life Guarantee	Age-Banded Lifetime Withdrawal Rate — Joint Life Guarantee
64 1/2 - 69 1/2	4.0%	3.5%
69 1/2 - 74 1/2	4.5%	4.0%
74 1/2 +	5.0%	4.5%

Lifetime Withdrawal Rates after Step-Up. If a Step-Up occurs during the Withdrawal Phase under the Lifetime Withdrawal Option, the Contract is eligible to receive the Age-Banded Lifetime Withdrawal Rate for the current age.

Example: Contract is purchased as a Single Life Guarantee at age 59; withdrawals start at age 65 at an Age-Banded Lifetime Withdrawal Rate of 4.0%. Step-Up occurs at age 70; the new Lifetime Withdrawal Rate is 4.5%.

Effect of Withdrawal less than Guaranteed Annual Withdrawal Amount. If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years. If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.

Example: Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.

Effect of Withdrawal more than Guaranteed Annual Withdrawal Amount. In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal — remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the Contract Value prior to withdrawal less the remaining portion of Guaranteed Annual Withdrawal Amount (prior to the withdrawal).

Your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following your Excess Withdrawal.

Example: See Example 5 in Appendix A.

Investment Options Under the Rider

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations in the future, as well as to enforce limitations and restrictions in the Deferral Phase.

If you terminate the Rider, you will no longer be subject to these limitations and restrictions.

The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Sub-adviser
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management, Inc.
Index 500 Fund	SSgA Funds Management, Inc.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc.

You may continue to allocate Purchase Payments and make transfers to any available Fixed Interest Accounts. Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

Investment limitations and restrictions will be effective on the day the Contract enters the Withdrawal Phase. Once the investment allocation restrictions become effective, you must indicate a new allocation that satisfies the investment restrictions. If no indication is provided, any funds remaining in restricted Subaccounts will be moved to the Money Market Fund. You may specify a new allocation among Subaccounts on this list at any time.

Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective.

If you attempt to allocate to Subaccounts which are not on this list, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund.

Required Minimum Distributions (RMDs).

If you are obligated to take the Required Minimum Distributions (subject to IRS enforcement rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD) withdrawals. The Company will automatically calculate your distribution. You may elect to take your distributions as a one-time or systematic withdrawal.

RMD in Deferral Phase. In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as withdrawals that do not initiate the Withdrawal Phase. The Contract will then remain in the Deferral Phase, and each RMD will be treated as an Early Access Withdrawal and reduce the Withdrawal Benefit Base as outlined under the “Withdrawal Benefit Base” section above.

RMD in Withdrawal Phase. RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to this Contract only.

If you entered the Withdrawal Phase under the Standard Withdrawal Option, upon receiving the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

–	Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above for the applicable Living Benefit Guarantee Withdrawal Option. This amount will not be changed based on the RMD requirement.

–	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

¡	Standard Withdrawal Benefit Balance will be reduced dollar-for-dollar for withdrawals greater than Guaranteed Annual Withdrawal Amount but less than or equal to RMD;

¡	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

¡	Withdrawals in excess of RMD amount will be treated as Excess Withdrawals.

If you entered the Withdrawal Phase under the Lifetime Withdrawal Option, upon receiving the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

–	Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above for the applicable Living Benefit Guarantee Withdrawal Option. This amount will not be changed based on the RMD requirement.

–	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

¡	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

¡	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

Under both Living Benefit Guarantee Withdrawal Options, if you elect to receive RMD withdrawals and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount to avoid imposition of a 50% excise tax. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the value of the Death Benefit Enhancement and other Contract provisions such as the Rider itself. Required Minimum Distributions from an IRA are always taxable.

What Happens if my Withdrawal Benefit Base or my Contract Value Reduces to Zero?

Effect of Withdrawal Benefit Base reducing to zero. If the Withdrawal Benefit Base goes to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on recalculated values. If the Withdrawal Benefit Base goes to zero, and the Contract Value also goes to zero, the Contract will be terminated.

Effect of Contract Value reducing to zero. If the Contract Value is reduced to zero and any benefits are due under either of the Living Benefit Guarantee Withdrawal Options, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value goes to zero in the Deferral Phase:

–	If the Withdrawal Benefit Base is greater than zero and you are eligible for a Living Benefit Guarantee Withdrawal Option, the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined by the Withdrawal Benefit Base at the time of Annuitization and either the Standard Withdrawal Rate or the Lifetime Withdrawal Rate, as applicable for the Living Benefit Guarantee Withdrawal Option available to you depending on your age (younger of the Annuitant and the Joint Annuitant, if Joint Guarantee); Inflation Increases will no longer apply.

–	If the Withdrawal Benefit Base is greater than zero but you are not eligible for a Living Benefit Guarantee Withdrawal Option, the Contract will be terminated.

–	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

If the Contract Value goes to zero in the Withdrawal Phase:

–	If the Standard Withdrawal Benefit Balance under the Standard Withdrawal Option is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Inflation Increases will still apply. This amount will be payable annually for the Standard Withdrawal Period Remaining or for Annuitant’s Lifetime (last survivor if Joint), whichever ends earlier. Standard Withdrawal Period Remaining is based on the ratio of Standard Withdrawal Benefit Balance to Standard Annual Reduction at the time of Annuitization, rounded up to the next integer.

Example. If your Withdrawal Balance is $20,000, and your Annual Reduction is $6,000, the Standard Withdrawal Period Remaining will be equal to 4 years: $20,000/$6,000 = 3.33 (rounded up to 4). CPI Increases will still apply after Annuitization.

–	If the Withdrawal Benefit Base under the Lifetime Withdrawal Option is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the Annuitant’s Lifetime, and Inflation Increases will apply until the end of Inflation Increase Period Remaining, but not beyond Actual Age 90.

–	If the Standard Withdrawal Benefit Balance under the Standard Withdrawal Option or Withdrawal Benefit Base under the Lifetime Withdrawal Option goes to zero, the Contract will be terminated.

What Happens on the Annuity Date?

On the Annuity Date, the Contract Value must be annuitized (please, see the “Annuity Payments” section of this prospectus). If the maximum maturity date has been reached, and you did not specify a Fixed Annuity Option, the Contract Value will be annuitized based on the default Fixed Annuity Option. If the Rider is in force on the Annuity Date, you will be entered into the default Annuity Option under the Rider as outlined below.

If both the Contract Value and the Withdrawal Benefit Base are greater then zero on the maximum maturity date, your contract will be annuitized as follows:

–	If the Contract is in the Deferral Phase as of the maximum maturity date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate. This amount will be payable annually for Annuitant’s Lifetime (last survivor if Joint). After Annuitization, CPI Increases will no longer apply.

–	If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Option, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or for Annuitant’s Lifetime (last survivor if Joint), whichever ends earlier. Standard Withdrawal Period Remaining is based on the ratio of Standard Withdrawal Benefit Balance to Standard Annual Reduction at the time of Annuitization, rounded up to the next integer.

Example. If your Withdrawal Balance is $20,000, and your Annual Reduction is $6,000, the Standard Withdrawal Period Remaining will be set to 4 years at the time of annuitization: $20,000/$6,000 = 3.33 (rounded up to 4). CPI Increases will still apply after Annuitization.

–	If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Option, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate. This amount will be payable annually for Annuitant’s Lifetime (last survivor if Joint). After Annuitization, CPI Increases will no longer apply.

When your Contract is annuitized, your payment schedule and the amount are generally fixed and cannot be altered. If the Contract is annuitized based on the Rider guarantee, the Death Benefit will no longer be payable. Also, the exceptions related to RMD withdrawals would no longer apply, as such distributions would no longer be required. If the remaining payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid. The Inflation Factor used in the calculation of the commuted value (if applicable) is 3.00%.

Enhanced Death Benefit

The Rider provides a Death Benefit Enhancement that is payable prior to the Annuity Date upon the death of the Annuitant or the last death of the Annuitant and Joint Annuitant, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the Rider. As of the date our Administrative Office receives proof of death of the Annuitant and Joint Annuitant such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement will be payable until Actual Age 90 of the Annuitant (or the younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), or until the Contract Value reaches zero, if earlier.

How is the Enhanced Death Benefit Base Calculated?

The Enhanced Death Benefit Base is calculated independently of the Withdrawal Benefit Base as follows:

•	On the Contract Date, the Enhanced Death Benefit Base is set equal to the Initial Purchase Payment.

•	The Enhanced Death Benefit Base will be increased dollar-for-dollar for all Subsequent Purchase Payments.

•

The Enhanced Death Benefit Base will automatically Step-Up annually to the Contract Value on each Contract Anniversary, if greater than the current Enhanced Death Benefit Base. The Enhanced Death Benefit Base will Step-Up through the Contract Anniversary after Actual Age 80 of the Annuitant, or younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee.

•	The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger of the Annuitant and Joint Annuitant, and all lifetime benefits are payable over the lifetime of the last survivor of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Application for a Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the Contract Date and the spousal Joint Annuitant must always be the Contract Owner’s primary Beneficiary unless the Rider is changed to a Single Life Guarantee before Living Benefit Guarantee Withdrawals have begun.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a spouse as a Joint Annuitant or Successor Owner after the Contract Date.

Converting a Joint Life Guarantee to a Single Life Guarantee after Death or Divorce or by Discretion of the Contract Owner

If you have a Joint Life Guarantee and have not taken any Living Benefit Guarantee Withdrawals (Contract is still in Deferral Phase), you can change a Joint Life Guarantee to a Single Life Guarantee and the Rider Charge will change from the Joint to the Single Rider Charge. Once you convert to a Single Life Guarantee, you will not be able to switch back to Joint Life Guarantee. The change from a Joint Life Guarantee to a Single Life Guarantee is effective upon notification to the Company in writing.

If you have a Joint Life Guarantee and have not taken any Living Benefit Guarantee Withdrawals, and you have remarried following a divorce, annulment or death, you can change the Joint Annuitant to the Annuitant’s current spouse. All Rider features will be based on the younger of the Annuitant and new Joint Annuitant.

If the Company accepts either change, you can also request a change of the Primary Beneficiary of the Contract.

If a Living Benefit Guarantee Withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the Rider would remain at the Joint Life

Guarantee charge. If the Joint Annuitant is not removed, all Rider features will be based on the younger of the Annuitant and Joint Annuitant, and all lifetime benefits will be based on the age or lifetime of the Annuitant. If the Joint Annuitant is removed, all Rider features and lifetime benefits payable will be based on the age or lifetime of the Annuitant.

Impact of Annuitant’s Death for Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the Rider is terminated. An eligible Spousal Beneficiary, however, can continue the Contract but not the Rider under the Exchange of Contract by Surviving Spouse provision of the Contract .

Impact of Annuitant’s and/or Joint Annuitant’s Death for Joint Life Guarantees

Impact of Annuitant’s Death for Joint Life Guarantees

Upon the Annuitant’s death, the eligible spousal Beneficiary who is also the Joint Annuitant can become the Successor Owner of the Contract and continue the Contract and the Rider. Successor Owner will become the new Contract Owner and the Primary Annuitant. This option is not available for same-sex spouses.

If no Living Benefit Guarantee Withdrawals have been taken, the Successor Owner has the option, upon written request to the Company, to convert the guarantee and the associated Rider Charge to a Single Life Guarantee based on his/her lifetime.

If Living Benefit Guarantee Withdrawals have been taken, the Successor Owner cannot change to a Single Life Guarantee, change the associated Rider Charge, or name a new spouse.

The spousal Beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value, as of the date of the Annuitant’s death.

If the spousal Beneficiary does not specify an option upon the Annuitant’s death, the default option for opposite-sex spouses is becoming the Successor Owner of the Contract, and the default option for same-sex spouses is surrendering the Contract and receiving a Death Benefit as described above.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, is payable to a beneficiary and the Rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no death benefit is paid. If no Living Benefit Guarantee Withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the Guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime.

If the Annuitant does not convert the Guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before Living Benefit Guarantee Withdrawals are taken. If Living Benefit Guarantee Withdrawals have been taken, the Guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Enhanced Death Benefit is payable to the Beneficiary and the Rider is terminated.

Rider Termination

Upon the earliest of the following, the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider will be terminated, but the Contract will remain in force:

(a)	At any time after the third Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	Upon a change in ownership (or assignment) of the Contract unless:

a.	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person :

i.	an individual ownership changed to a personal revocable trust, or

ii.	an eligible spousal Beneficiary who is also the Joint Annuitant elects to become the Successor Owner of the Contract and the Rider upon Owner / Annuitant’s death, or

iii.	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

iv.	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

b.	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(c)	Spousal Continuation of a Contract with a Single Life Guarantee upon the primary Annuitant’s death;

All charges for the Rider will cease upon Rider termination.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Annuitization under the Base Contract;

(b)	Full surrender of the Contract;

(c)	The date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(d)	The Contract Value goes to zero and the Withdrawal Benefit Base also goes to zero;

(e)	The Contract Value goes to zero and the Standard Withdrawal Benefit Balance also goes to zero under the Standard Withdrawal Option;

(f)	The Contract Value goes to zero and based on your age you are not eligible for a Living Benefit Guarantee Withdrawal Option as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS

Fixed Dollar Cost Averaging Options. Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such payments are subject to the Contract minimums for Initial and Subsequent Purchase Payments. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. These options are part of the Company’s General Account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the General Account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Interest Account is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate.

The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the variable Subaccounts based on the allocation initially selected by the Contract Owner.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Withdrawals and Death Benefits. You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

Non-qualified annuities. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost basis. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your Purchase Payments. Ordinary income tax rates apply.

In the case of a non-qualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of Annuity Payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

IRA and Qualified Annuities. Generally, unless you have a cost basis, all withdrawals and death benefits paid are subject to income taxation.

Roth IRA Annuities. Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified Distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1/2

b.	made because you are disabled,

c.	made to a Beneficiary or to your estate after your death, or

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions as described below (up to a $10,000 lifetime limit).

Early Withdrawals. An additional federal income tax of 10% (up to 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply.

Annuity Payments. The taxable portion of a non-qualified annuity payment to your life expectancy generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates. After life expectancy, each monthly payment is fully includable in income at ordinary income tax rates. Annuity payments from pre-tax or qualified contracts are fully includable in income at ordinary income tax rates.

Certain rules may apply to your nonqualified plan with the Rider. It is not clear whether guaranteed minimum withdrawal benefit payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax advisor before purchasing this Contract with the Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained above.

Ownership. Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership. You may pay federal income tax if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification. Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Subaccount assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro-rata share of the assets of the Subaccounts under the Contract. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

STATEMENT OF ADDITIONAL INFORMATION CONTENTS

VARIABLE SUBACCOUNT INFORMATION	B-2
Net Investment Factor	B-2
Valuation Period	B-2
Transaction Valuation	B-2
ADMINISTRATIVE AND RECORDKEEPING SERVICES	B-3
DISTRIBUTION OF CONTRACTS	B-3
CUSTODIAN	B-3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-3
LEGAL MATTERS	B-3
FINANCIAL STATEMENTS	B-3

APPENDIX A — NUMERICAL EXAMPLES

Example 1

Standard Death Benefit — Example:

Assume that there is a single initial Purchase Payment of 100,000.

Scenario 1.

A withdrawal in the amount of 10,000 is taken, and the Contract Value prior to this withdrawal is 90,000.

Adjusted Net Purchase Payments, for the purpose of determining the Death Benefit, are reduced by the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

(a) = 10,000

(b) = (10,000) * (100,000) / (90,000) = 11,111

In this case, (b) = 11,111, is greater than (a) = 10,000. Therefore, the Net Purchase Payments will be reduced by (b) = 11,111. The Adjusted Net Purchase Payments amount after withdrawal will be 100,000 – 11,111 = 88,889.

The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1)	is the Contract Value = 90,000 – 10,000 = 80,000; or

(2)	is the adjusted Purchase Payments = 88,889 (as calculated above).

In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to 88,889.

Scenario 2.

The Contract Value prior to the withdrawal is 120,000. The Standard Death Benefit will be equal to the greater of:

(1)  = 110,000 [120,000 less the 10,000 withdrawal]

(2) = 100,000 – (Greater of a and b) = 100,000 – 10,000 = 90,000

(a) = 10,000

(b) = (10,000)*(120,000)/(120,000) = 10,000

Standard Death Benefit = 110,000

Example 2

Standard Withdrawal Option — Example:

This example illustrates the effect of withdrawals under the Standard Withdrawal Option on the Standard Withdrawal Benefit Balance and the Withdrawal Benefit Base, described in the Standard Withdrawal Option section of this prospectus.

Assume that at the start (BOP) of the Contract Year, your contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Standard Annual Reduction	$5,000
Contract Value (CV)	$40,000
Withdrawal Benefit Base	$200,000
Standard Withdrawal Benefit Balance	$45,000

Scenario 1.

Monthly withdrawals of $1,000 are taken at the end of each Contract Month. For simplicity, we will assume that the Contract Value will only reduce for withdrawals, and will not change for any gains, losses, or charges (therefore, there is no opportunity for Step-Up). Table below shows the Standard Withdrawal Benefit Balance and Withdrawal Benefit Base at the end of each Contract Month (EOP), reduced for withdrawals.

Abbreviations:

BOP = Beginning of Period, EOP = End of Period, CV = Contract Value, GAWA = Guaranteed Annual Withdrawal Amount, SAR = Standard Annual Reduction, WD = Withdrawal, WBB = Withdrawal Benefit Base, SWBB = Standard Withdrawal Benefit Balance

Month	CV BOP	GAWA Remaining BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Reduction	SWBB Reduction	WBB EOP	SWBB EOP
1	$40,000	$10,000	$5,000	$1,000	$1,000	$0	$0	$200,000	$45,000	$0	$1,000	$200,000	$44,000
2	$39,000	$9,000	$4,000	$1,000	$2,000	$0	$0	$200,000	$44,000	$0	$1,000	$200,000	$43,000
3	$38,000	$8,000	$3,000	$1,000	$3,000	$0	$0	$200,000	$43,000	$0	$1,000	$200,000	$42,000
4	$37,000	$7,000	$2,000	$1,000	$4,000	$0	$0	$200,000	$42,000	$0	$1,000	$200,000	$41,000
5	$36,000	$6,000	$1,000	$1,000	$5,000	$0	$0	$200,000	$41,000	$0	$1,000	$200,000	$40,000
6	$35,000	$5,000	$0	$1,000	$6,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
7	$34,000	$4,000	$0	$1,000	$7,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
8	$33,000	$3,000	$0	$1,000	$8,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
9	$32,000	$2,000	$0	$1,000	$9,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
10	$31,000	$1,000	$0	$1,000	$10,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
11	$30,000	$0	$0	$1,000	$11,000	$0	$1,000	$200,000	$40,000	$6,667	$1,333	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$1,333	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

–	For the first 5 months (as long as the cumulative withdrawals in the Contract Year are less than Standard Annual Reduction), Standard Withdrawal Benefit Balance is reduced dollar-for-dollar with every $1,000 withdrawal.

–	For the next 5 months (when cumulative withdrawals in the Contract Year exceed Standard Annual Reduction but are less than the GAWA), Standard Withdrawal Benefit Balance is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.

¡	At the end of Contract Month 11 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($40,000-$0)/($30,000-$0)] = $1,333

¡	At the end of Contract Month 12 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($38,667-$0)/($29,000-$0)] = $1,333

Withdrawal Benefit Base is reduced as follows:

–	For the first 10 months (as long as the cumulative withdrawals in the Contract Year are less than GAWA), Withdrawal Benefit Base is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.

¡	At the end of Contract Month 11 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($200,000)/($30,000-$0)] = $6,667

¡	At the end of Contract Month 12 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($193,333)/($29,000-$0)] = $6,667

Scenario 2.

Now assume that you take $11,000 withdrawal at the end of month 11, and a $1,000 withdrawal at the end of month 12.

Month	CV BOP	GAWA Rem BOP	SAR Rem BOP	WD	Cum WD	Gain	Excess WD	Withdrawal Benefit Base BOP	Standard Withdrawal Benefit Balance BOP	Withdrawal Benefit Base Reduction	Standard Withdrawal Benefit Balance Reduction	Withdrawal Benefit Base EOP	Standard Withdrawal Benefit Balance EOP
11	$40,000	$10,000	$5,000	$11,000	$11,000	$0	$1,000	$200,000	$45,000	$6,667	$6,333	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$1,333	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

¡	At the end of Contract Month 11 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($45,000-$5,000)/($40,000-$10,000)] = $1,333

¡	At the end of Contract Month 12 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($38,667-$0)/($29,000-$0)] = $1,333

Withdrawal Benefit Base is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

¡	At the end of Contract Month 11 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($200,000)/($40,000-$10,000)] = $6,667

¡	At the end of Contract Month 12 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($193,333)/($29,000-$0)] = $6,667

In both cases, the Standard Withdrawal Benefit Balance is equal to $37,333 and Withdrawal Benefit Base is equal to $186,667 after reductions for withdrawals (at the end of month 12).

In the beginning of the next Contract Year, the new GAWA and Standard Annual Reduction are calculated (assuming there is no Inflation Increase):

GAWA = Withdrawal Benefit Base * Standard Withdrawal Rate = $186,667 * 0.05 = $9,333

Standard Annual Reduction = lesser of 1) previous Standard Annual Reduction and 2) new GAWA = $5,000

Example 3

Guaranteed Annual Withdrawal Amount in the Final Year – Example:

At the start of the Contract Year, your contract has the following values:

Contract Value (CV)	$3,400
Withdrawal Benefit Base	$93,139
Standard Withdrawal Benefit Balance	$4,000
Guaranteed Annual Withdrawal Amount (GAWA)	$4,657
Standard Annual Reduction	$4,499

–	At the start of the Contract Year, Standard Withdrawal Benefit Balance is compared to Standard Annual Reduction: $4,000 < $4,499.

–	Since Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, your GAWA will be reduced.

–	GAWA Reduction Factor = Standard Withdrawal Benefit Balance / Standard Annual Reduction = $4,000 / $4,499 = 88.9%.

–	The reduced GAWA will be calculated as follows: Reduced GAWA = $4,657 * 88.9% = $4,140.

–	Even though your CV is only $3,400, and your Standard Withdrawal Benefit Balance is only $4,000, you can take withdrawals up to GAWA=$4,140

–	Your contract will then be terminated according to the terms of this Rider (see “Rider Termination” section).

Example 4

Lifetime Withdrawal Rate Calculation — Example: Withdrawals start in the beginning of Contract Year 7 for a Single Life Guarantee. Annuitant is Actual Age 72 at the time of first withdrawal.

Lifetime Withdrawal Rate = 4.5%

Suppose there is a Step-Up in Contract Year 11. Since Annuitant has reached age 76 at this time, he is eligible to receive the higher Lifetime Withdrawal Rate. The new Lifetime Withdrawal Rate = 5.0%

Example 5

Lifetime Withdrawal Option — Example:

Assume that at the start (BOP) of the Contract Year, your contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Contract Value (CV)	$100,000
Withdrawal Benefit Base (WBB)	$100,000

Suppose that the Contract Anniversary is on 1/1, and a withdrawal (WD) in the amount of $11,000 is taken on 3/1.

Withdrawal Benefit Base will be reduced by the greater of:

(a)	Excess Withdrawal Amount = $11,000 – $10,000 = $1,000

(b)	Excess Withdrawal Amount * (WBB prior to Excess WD / CV prior to WD less the remaining portion of the GAWA prior to WD) = $1,000 * [$100,000 / ($100,000 – $10,000)] = $1,111

Since (b) is greater than (a), the Withdrawal Benefit Base will be reduced by $1,111 and will equal:

$100,000 – $1,111 = $98,889. The CV will equal: $100,000 – $11,000 = $89,000.

Suppose that another withdrawal in the amount of $2,000 is taken on 4/1 of the same Contract Year. Since the remaining portion of the GAWA prior to this withdrawal is zero, the whole withdrawal amount will be considered Excess Withdrawal and the Withdrawal Benefit Base will be reduced as follows:

WBB = $98,889 – $2,000 * [$98,889 / $89,000] = $96,667.

Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.

Example 6

Required Minimum Distributions: Contingent Deferred Sales Charge — Example:

Your RMD amount for the year is $2,000, and your Free Withdrawal Amount is $1,000 for the current year.

Scenario 1.

You request an RMD withdrawal in the amount of $2,000 on January 15th. No contingent deferred sales charge will be imposed, even though the RMD amount exceeds your Free Withdrawal Amount. On February 1st you request another withdrawal in the amount of $1,000. This withdrawal will be subject to contingent deferred sales charges, since RMD withdrawal on January 15th had reduced the remaining Free Withdrawal Amount to zero.

Scenario 2.

You request a withdrawal in the amount of $1,000 on January 15th. No contingent deferred sales charge will be imposed, since this amount is equal to the Free Withdrawal Amount. On February 1st you request an RMD withdrawal in the amount of $2,000. A portion of this withdrawal ($1,000) will be subject to contingent deferred sales charge, since in any given Contract Year you are entitled to receive, free of contingent deferred sales charge, the entire RMD amount or the entire Free Withdrawal Amount, whichever is greater, but not both.